Short-Term Investments	12 Months Ended
Dec. 31, 2024
Short-Term Investments [Abstract]
SHORT-TERM INVESTMENTS

5. SHORT-TERM INVESTMENTS

As of December 31, 2024 and 2023, the balance of short-term investments represented certificate of deposits with original maturity of more than three months but less than one year and certain listed equity securities purchased through various open market transactions. The trading securities are initially recorded at cost, and subsequently measured at fair value with the changes in fair value recorded in other income, net in the consolidated statements of operations and comprehensive loss. Gain (loss) from trading securities amounted to $108,949, $654,980 and $(240,489) for the years ended December 31, 2024, 2023 and 2022, respectively. Interest income from certificate of deposits were $205,802, $186,793 and nil as of December 31, 2024, 2023 and 2022, respectively which were recorded in interest income in the consolidated statement of operations and comprehensive loss.